Fees Summary	Mar. 03, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	4,879.44
Total Transaction Valuation	35,332,644.24
Total Offset Amount	0
Net Fee	$ 4,879.44